SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

      Filed by the Registrant  [X]

      Filed by a Party other than the Registrant  [   ]

      Check the appropriate box:

[ ] Preliminary Proxy Statement [ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X]  Definitive Proxy Statement

      [   ]  Definitive Additional Materials

      [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SARNIA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(I)(2) or Item 22(a)(2) of Schedule 14A.

[ ]	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      [   ]  Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SARNIA CORPORATION

Dear Stockholder:

      You are cordially invited to attend Sarnia Corporation’s Annual Meeting of Stockholders to be held at our offices, 6850 Versar Center, Springfield, Virginia, 22151 on Wednesday, November 29, 2000, at 9:00 a.m. eastern standard time.

      The matters scheduled for consideration at the meeting are the election of directors and the ratification of the appointment of Sarnia’s independent accountants. We will also report to you on Sarnia’s condition and performance, and you will have the opportunity to question management on matters that affect the interests of all stockholders.

      You can reach Versar Center by car, from either I-395 or I-495. From I-395: exit Edsall Road West to Backlick Road; left (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center. From I-495: exit Braddock Road East to Backlick Road; right (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center.

      The stockholders’ interest in the affairs of Sarnia Corporation is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. Whether you plan to attend or not, please complete, sign, date, and return the enclosed proxy card as soon as possible in the postpaid envelope provided. Giving your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

Sincerely yours,

Charles I. Judkins, Jr. President

October 18, 2000

SARNIA CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Sarnia Corporation

      The Annual Meeting of Stockholders of Sarnia Corporation (the “Company”) will be held at the Company’s offices, 6850 Versar Center, Springfield, Virginia 22151, on Wednesday, November 29, 2000, at 9:00 a.m. eastern standard time for the following purposes:

1.	To elect two directors for a three-year term expiring at the 2003 Annual Meeting of Stockholders and two directors for a two-year term expiring at the 2002 Annual Meeting of the Stockholders;

2.	To ratify the appointment of Arthur Andersen LLP as independent accountants for fiscal year 2001; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on October 2, 2000, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

By Order of the Board of Directors,

Pamela J. John Secretary

October 18, 2000

IMPORTANT NOTICE

YOUR PROXY IS IMPORTANT

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

SARNIA CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 29, 2000

GENERAL

      This Proxy Statement and the enclosed proxy card are being mailed on or about October 18, 2000, to stockholders (“Stockholders”) of Sarnia Corporation (“Sarnia” or the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2000 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof. The Annual Meeting will be held at 9:00 a.m. eastern standard time at the Company’s offices at 6850 Versar Center, Springfield, Virginia 22151, on November 29, 2000. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may revoke the proxy by voting their shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not properly revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.

Outstanding Shares, Record Date and Solicitation

      Only holders of record of Sarnia’s common stock, no par value (“Common Stock”), at the close of business on October 2, 2000 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The number of shares of Common Stock outstanding and entitled to vote as of the Record Date was 4,572,545. Each share of Common Stock is entitled to one vote on all matters of business at the Annual Meeting.

      The By-laws of the Company require that the holders of a majority of outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and “broker non-votes” (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming that a quorum is present for the Annual Meeting, in all matters other than election of directors, the affirmative vote of the majority of shares present in person or by proxy at the Annual Meeting and entitled to vote thereon are required to approve the proposals set forth herein. For these purposes, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these purposes, broker non-votes are not counted as shares eligible to vote and therefore have no effect. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

      Any proxy which is returned by a Stockholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors’ nominees, FOR proposal 2 and in the proxy holders’ discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees, will be voted in favor of the proposals and the nominees for the Board of Directors, as indicated in the accompanying proxy card.

      The cost of preparing, assembling and mailing all proxy material will be borne by Sarnia. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. It is anticipated that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward proxy materials to beneficial owners of shares entitled to vote at the Annual Meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this regard.

      The Annual Report of the Company for fiscal year 2000 on Form 10-K, the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card were initially mailed in a single envelope to Stockholders on or about October 18, 2000.

Principal Shareholders

      The table below sets forth, as of October 2, 2000 the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class of Stock

Dr. Michael Markels, Jr.(2)	777,728	17%
6850 Versar Center
Springfield, VA 22151

Dr. Robert L. Durfee(3)	834,374	17.5%
6850 Versar Center
Springfield, VA 22151

Gerald T. Halpin(2)	648,250	12.5%
1600 Anderson Rd
McLean, VA 22102

Charles I. Judkins, Jr.(2)	325,514	6.8%
6580 Versar Center
Springfield, VA 22151

Benjamin M. Rawls(2)	301,537	6.3%
6850 Versar Center
Springfield, VA 22151

Versar, Inc. Employee Savings and Stock	293,755	6.4%
Ownership Plan(4)

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, under which, in general, a person is deemed to be beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of October 2, 2000.

(2)	For a description of the nature of the beneficial ownership of Dr. Markels and Messrs. Judkins, Halpin and Rawls, see “SECURITY HOLDINGS OF MANAGEMENT”. The information with respect to shares of Common Stock held by Dr. Markels, Messrs. Judkins, Halpin and Rawls is based upon filings with the Securities and Exchange Commission.

(3)	Dr. Durfee’s beneficial ownership of shares includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power and 187,500 shares Dr. Durfee has the right to acquire upon conversion of shares of the Company’s Series A Cumulative Convertible Preferred Stock (“Preferred Stock”) held by him. The information with respect to shares of Common Stock held by Dr. Durfee is based upon filings with the Securities and Exchange Commission.

(4)	Of the 293,755 shares of Common Stock held by the Versar, Inc., Employee Savings and Stock Ownership Plan (the “ESSOP”), 293,755 shares are allocated to individual ESSOP participants’ accounts and are voted by the Trustees. The ESSOP Trustees have investment power over all shares of Common Stock held by the ESSOP. The ESSOP Trustees are Michael Markels, Jr., Benjamin M. Rawls and James C. Dobbs. Each disclaims beneficial ownership of the Common Stock held by the ESSOP. The information with respect to shares of Common Stock held by the ESSOP is based upon filings with the Securities and Exchange Commission and a report by the Company’s stock transfer agent.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Company’s Articles of Incorporation were amended in May 1994 to increase the Board of Directors to five members and “classify” the directors into three classes (I, II and III), with directors in each class serving three-year terms and with one or two directors standing for election in any one year. Two Class I directors are standing for reelection at the Annual Meeting for a three-year term expiring at the 2003 Annual Meeting of Stockholders. We did not hold an annual meeting in 1999. Therefore, although the term for our Class III directors was set to expire during 1999, no replacements were nominated and elected. Therefore, two Class III directors are standing for reelection for a two-year term expiring at the 2002 Annual Meeting of Stockholders

Nominee for Election

      The Board of Directors of the Company recommends the election of Dr. Michael Markels, Jr., and Thomas Hotz who were nominated to serve as Class I directors of Sarnia for a three-year term until the 2003 Annual Meeting and Benjamin M. Rawls and James N. Schwarz who were nominated to serve as Class III directors of Sarnia for a two-year term until the 2002 Annual Meeting until their successors have been duly elected and qualified. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. Dr. Markels, Messrs. Rawls, Schwarz and Hotz are presently directors of the Company. If for any reason any nominee should become unavailable to serve, an event that management does not anticipate, proxies will be voted for such other person as may be designated by the Board of Directors.

Served as
Name	Director	Business Experience And Other Information

Benjamin M. Rawls	59 III Term Expired in 1999	Chairman of the Board of Sarnia Corporation since 1994; Chairman of the Board of Versar, Inc. since 1993 and President from 1991 to November 1999 and Chief Executive Officer of Versar from 1991 to June 2000; a director of Versar since 1991 and a director of Sarnia since 1991.
James N. Schwarz	55 III Term Expired in 1999	Partner, Patton Boggs LLP since since September 1998; Partner, Ginsburg, Feldman and Bress from 1996 to August 1998; Sr. Vice President, General Counsel and Corporate Secretary of Steuart Petroleum Company from 1991 to 1995; Director of the Company since 1996.
Michael Markels, Jr.	74 I Term Expires in 2000	Chairman of the Board, President and Chief Executive Officer of Ocean Farming, Inc. since 1995; Co-founder, director since 1969 and Chairman Emeritus of Versar, Inc. since 1993. A director of Sarnia since 1982.
Thomas Hotz	40 I Term Expires 2000	Partner of HMG Realty Advisors since 1999. Partner of Magnum Capital Partners, L.L.C. from 1996 to 1999; Managing Director of Julien J. Studley, Inc., a national real estate firm, from 1989 to 1995. A director of Sarnia since 1994.

DIRECTORS CONTINUING IN OFFICE

      The following information is provided regarding the other director of the Company, whose term will continue after the Annual Meeting.

Served as
Name	Director	Business Experience And Other Information

Gerald T. Halpin	77 II Term Expires in 2001	President of WEST*GROUP MANAGEMENT, LLC., a real estate development and construction firm, and its predecessor since 1962. A director of Sarnia since 1994.

Committees of the Board of Directors

      The Board of Directors of Sarnia has standing Executive, Audit, and Compensation Committees.

      The Executive Committee is composed of Messrs. Rawls (Chairman) and Hotz. The Committee has all powers and authority of the Board of Directors, except as otherwise limited by law, to act in the Board’s stead when the Board is not in session.

      The Audit Committee, composed exclusively of directors who are not employees of the Company, consists of Messrs. Schwarz (Chairman), Markels and Rawls. This Committee’s primary responsibilities are to provide oversight of Sarnia’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and evaluate the performance of the independent accountants and Sarnia’s financial and accounting personnel.

      The Compensation Committee, the members of which are Messrs. Markels (Chairman) and Halpin, is responsible for reviewing and adjusting compensation paid to the President of Sarnia and all executive officers and administering any stock or other compensation plans of Sarnia.

Board and Committee Meetings

      During fiscal year 2000, the Board of Directors met five times. The Audit Committee met four times. The Compensation Committee met once and the Executive Committee did not meet. All directors attended at least 75% of all meetings of the Board and committees on which they served, except Mr. Hotz who was absent from two of the five Board of Directors meetings.

Directors Compensation

      Directors who are not employees of Sarnia are normally paid an annual fee of $1,000 plus an attendance fee of $500 for each meeting of the Board of Directors and its committees. In addition, under the Sarnia 1994 Stock Option Plan on each anniversary date of the plan (December 1), each director who is not an employee of the Company and who on such anniversary date is a member of the Board, is granted a non-qualified stock option with an exercise price equal to the then current fair market value of Sarnia’s common stock to purchase either (1) 25,000 shares of common stock if such director has served at least one year on the Board and has not yet been awarded an option under the Plan provisions providing for option grants to non-employee directors, or (2) an option to purchase 500 shares of common stock if such director has already received an award under the Plan provisions providing for option grants to non-employee directors. All such options are fully vested and exercisable as of the date of grant.

Compensation Committee Interlocks and Insider Participation

      Messrs. Markels and Halpin serve on the Company’s Compensation Committee. Neither of such directors is an officer or employee of the Company. During fiscal year 2000, no compensation committee interlocks existed with respect to the Company and any other entity.

SECURITY HOLDINGS OF MANAGEMENT

      The following table sets forth certain information regarding the ownership of Sarnia’s Common Stock and preferred stock by the Company’s directors, the Company’s Chief Executive Officer and one other executive officer who is named in the Summary Compensation Table on page 8 and the Company’s directors and executive officers as a group, as of October 2, 2000.

	Shares of Common Stock
	Beneficially Owned
	as of
Individual or Group	October 2, 2000 (1)

	Class and Number		Percent

Michael Markels, Jr.(2)	Common	777,728	17%
	Preferred	0	0%

Gerald T. Halpin(3)	Common	648,250	12.5%
	Preferred	10,000	33.3%

Thomas Hotz(4)	Common	50,500	1.1%
	Preferred	0	0

Benjamin M. Rawls(5)	Common	301,537	6.3%
	Preferred	3,000	10.0%

Charles I. Judkins, Jr.(6)	Common	325,514	6.8%
	Preferred	3,000	10.0%

William G. Denbo(7)	Common	43,738	*
	Preferred	0	0

James N. Schwarz(8)	Common	25,000	*
	Preferred	0	0

All directors and executive officers as a group (9 persons)	Common	2,212,011	39.3%
	Preferred	16,000	53.3%

  *  Less than 1%

(1)	For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule l3d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of October 2, 2000.

(2)	Includes 331,500 shares owned by adult children of Dr. Markels as to which he shares voting and investment power and 25,000 shares which Dr. Markels has the right to acquire upon the exercise of options. Dr. Markels is a Trustee of the Versar ESSOP and as such he has shared investment power over 293,755 shares, none of which are included in the above table. Dr. Markels disclaims beneficial ownership of the shares held by the Versar ESSOP.

(3)	Includes 625,000 shares Mr. Halpin has the right to acquire upon conversion of shares of the Company’s preferred stock. These shares are held in the name of the Granite Group, for which Mr. Halpin is a 10% owner and managing general partner and has the power to vote and dispose of these securities.

(4)	Includes 25,000 shares which Mr. Hotz has the right to acquire upon the exercise of options.

(5)	Includes 50,000 shares Mr. Rawls has the right to acquire upon the exercise of options and 187,500 shares Mr. Rawls has the right to acquire upon the conversion of shares of the Company’s preferred stock. Mr. Rawls is a Trustee of the Versar ESSOP and as such he has shared investment power over

293,755 shares, none of which are included in the above table. Mr. Rawls disclaims beneficial ownership of the shares held by the Versar ESSOP.

(6)	Includes 50,000 shares Mr. Judkins has the right to acquire upon the exercise of options and 187,500 shares Mr. Judkins has the right to acquire upon the conversion of shares of the Company’s preferred stock.

(7)	Includes 40,000 shares Mr. Denbo has the right to acquire upon the exercise of options.

(8)	Includes 25,000 shares Mr. Schwarz has the right to acquire upon the exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based upon copies of reports furnished to Sarnia, the Company believes that all reports required to be filed by persons subject to Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, have been timely filed.

EXECUTIVE COMPENSATION

Cash Compensation

      The following table sets forth information on compensation paid by Sarnia for services rendered in all capacities during the three fiscal years ended June 30, 2000, to the Company’s Chief Executive Officer, and the one other executive officer who received compensation (collectively, the “Named Executive Officers”). Two other executive officers, Lawrence W. Sinnott and Pamela J. John received no compensation from the Company.

SUMMARY COMPENSATION TABLE

	Annual Compensation

			Other Annual	All Other
Name, Principal Position,	Salary	Bonus	Compensation	Compensation
and Fiscal Year	$	$	$	$

Charles I. Judkins, Jr. President and Chief Executive Officer

2000	$52,375	$7,000	0	$
1999	41,429	6,000	0	0
1998	44,596	5,000	0	0

William G. Denbo Vice President and General Manager

2000	$72,500	$17,400	0	$855(1)
1999	72,500	15,000	0	855(1)
1998	71,159	7,500	0	833(1)

(1)	The amounts shown in this column for Mr. Denbo consist of payments for insurance premiums on term life insurance.

No stock options were granted during the fiscal year ended June 30, 2000.

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR

AND FY-END OPTION/ SAR VALUE

(a)	(b)	(c)	(d)	(e)
Number of Securities
	Shares		Underlying Unexercised	Value of Unexercised
	Acquired on	Value	Options/SARs at 6/30/00	In-the-Money
	Exercise	Realized	(#)	Options/SARs at 6/30/00
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

Charles I. Judkins, Jr.	0	0	50,000/0	$29,000/0

William G. Denbo	0	0	40,000/10,000	$23,200/$5,800

(1)	On June 30, 2000, the closing price of the Company’s Common Stock was $0.58.

Change in Control Agreements

      On September 10, 1999, the Company entered into a Change-in-Control Severance Agreement with William G. Denbo, Vice President and General Manager for a period of sixteen and a half months. This Agreement provides that if there is a change in control of the Company (as defined in the Agreement) and Mr. Denbo’s employment is terminated without cause or he resigns because of certain circumstances (including demotion, salary reduction or relocation), he is entitled to twelve months salary, fringe benefits and incentive compensation due plus immediate vesting of all stock options.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SARNIA CORPORATION, THE S&P 500 INDEX
AND THE DOW JONES REAL ESTATE INVESTMENT INDEX

*	$100 invested on 6/30/95 in stock or index — including reinvestment of dividends. fiscal year ending June 30.

CUMULATIVE SHAREHOLDER’S RETURN TABLE

Cumulative Shareholder’s Return

	Last trading date in fiscal years

	1995	1996	1997	1998	1999	2000

Sarnia Corporation	$100	$103.99	$80.87	$194.88	$138.25	$162.31

Peer Group	$100	$116.64	$155.85	$162.66	$144.75	$143.86

S&P 500	$100	$126.00	$169.73	$220.92	$271.19	$290.85

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee (“Committee”) of the Board of Directors has furnished the following report on executive compensation for fiscal year 2000. The Committee provides oversight of all policies under which compensation is paid to the Company’s executive officers and stock options are granted. The Committee consists entirely of non-employee directors.

Compensation Policies

      The Company’s executive compensation policy is designed to establish compensation levels to provide appropriate incentive and rewards to achieve or exceed the financial goals set for each fiscal year. The purpose of such policy is to enhance the Company’s financial performance, maintain the existing assets, and meet or exceed tenant service expectations, thus resulting in increased shareholder value.

      The Compensation Committee also believes it is in the Company’s and its shareholders’ interest that stock ownership by management and stock-based performance compensation arrangements be encouraged, thereby aligning managements’ and shareholders’ interest in the enhancement of shareholder value. Thus, the Committee has increasingly utilized these elements in the Company’s compensation packages for its executive officers.

      In addition to base salaries, the compensation program includes an incentive compensation plan consisting of employee cash bonuses and stock options granted under the Company’s 1994 Stock Option Plan. The overall objective of the executive compensation policies is to connect compensation with performance and attract and retain qualified individuals resulting in long term growth of the Company.

Compensation

      In determining compensation for fiscal year 2000, the Committee took into account the strong financial performance of the Company for its sixth year of operation as an independent, publicly-owned entity. In fiscal year 1999, gross revenue increased approximately 4% to $3,127,000 and net income was $180,000 an increase of $110,000 over the prior year. Further, the continued paying down of the Company’s debt and renewal of key tenants have positioned the Company for future growth. In addition, the buildings owned by the Company were over 95% leased with several major tenants renewing their leases.

Chief Executive Compensation

      Charles I. Judkins, Jr., the Chief Executive Officer of the Company was paid $41,429 in fiscal year 1999. On July 2, 1999 the Compensation Committee changed Mr. Judkins method of compensation from $528 per day worked to an annual salary of $52,000 in recognition of his efforts and success on behalf of the Company. It is expected that compensation in fiscal year 2001 will remain at that level. Based on the successful performance of the Company in 1999, Mr. Judkins was awarded a bonus of $7,000, a $1,000 increase over the previous year.

Other Executive Officers

      In fiscal year 2000, William Denbo, Vice President and General Manager was paid $72,500 which reflected no salary increase. In consideration of Mr. Denbo’s efforts in generating Sarnia’s financial performance and creating tenant satisfaction, he was awarded a $17,400 bonus.

Michael Markels, Jr.
Gerald T. Halpin

AUDIT COMMITTEE CHARTER

      At its May 11, 2000 meeting, the Board of Directors adopted a written charter for the Audit Committee, which is included in the Proxy Statement as Appendix “A”. Starting with the 2001 Proxy Statement, the Audit Committee will publish a written report pursuant to Article III, Section L of the Charter.

PROPOSAL NO. 2

APPOINTMENT OF ACCOUNTANTS

      The Board of Directors considers it desirable that its appointment of the firm of Arthur Andersen LLP (“Arthur Andersen”) independent accountants of the Company for fiscal year 2001 be ratified by the Stockholders. Arthur Andersen served as the Company’s independent accountants for fiscal years 1996 through 2000. Representatives of Arthur Andersen will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.

      The Board of Directors recommends a vote “FOR” this proposal and the enclosed proxy will be so voted unless the proxy specifically indicates otherwise.

2001 ANNUAL MEETING

      It is presently contemplated that the 2001 Annual Meeting of Stockholders will be held on or about November 28, 2001. In order for any appropriate Stockholder proposal to be included in the proxy materials for the 2001 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than June 20, 2001, by certified mail, return receipt requested. A proposal submitted for consideration at the 2001 Annual Meeting of Stockholders subsequent to June 20, 2001 shall be considered untimely and shall be subject to the discretionary vote of the proxy holders at such meeting if Sarnia is not provided notice of such proposal on or before September 3, 2001.

OTHER MATTERS

      As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors,

Pamela J. John Secretary

“APPENDIX A”

SARNIA CORPORATION AUDIT COMMITTEE CHARTER

I.  Mission

      The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process and the Company’s process for monitoring compliance with laws, regulations and the Company’s code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management and the internal and external auditors.

II.  Organization

      Members of the Audit Committee consist of at least three members of the Board of Directors who are independent from the management of the Company as required by the rules of the Securities and Exchange Commission. Meetings will be held at least four times a year. The Board of Directors shall appoint the members of the Audit Committee and designate the Chairman of the Committee from among the appointed members.

III.  Duties and Responsibilities

      The Audit Committee is responsible for the following on the behalf of the Board of Directors:

A.	Recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company.

B.	Review the scope of the proposed annual audit for the current year and audit procedures to be applied.

C.	Review the methodology and effectiveness of the Company’s internal control procedures, with emphasis on the Audit Requirements of Section 10A of the Securities Exchange Act of 1934, as amended. Review with management and the independent public accountants their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls.

D.	Review the Company’s compliance with accounting and financial reporting requirements of the Securities and Exchange Commission.

E.	Review the financial statements and audit results with management and determine that the independent auditors are satisfied with the acceptability and the quality of the Company’s accounting principles, as applied, in the financial statements and that the information contained in the reports are consistent with the financial statements.

F.	Review with management and the independent public accountants the annual audit scope and approach, significant accounting policies, audit conclusions regarding significant accounting estimates/reserves and proposed fee arrangements for ongoing and special projects.

G.	Meet quarterly with the independent auditors to discuss the Company’s quarterly and annual financial statements and related audit, including independent auditors findings and their interpretations of the findings.

H.	Review the completed audit, including any comments or recommendations by the independent auditors, and monitor the implementation of any recommendations adopted by the Committee.

I.	Recommend to the Board of Directors to include the audited financial statements in the Company’s annual report on Form 10-K. The Chairman of the Audit Committee shall report the findings of the Audit Committee on a quarterly basis to the Board of Directors.

A-1

J.	Meet at least once a year, with the independent auditors, separately, without any management representatives present for the purpose of oversight of accounting and financial practices and procedures.

K.	Investigate any matter brought to its attention within the scope of its duties, and retaining independent counsel, accountants and others to assist it in its investigations as necessary. Provide for open access to the Audit Committee for employees and/or officers to ensure the Company’s Code of Conduct is followed.

L.	Review and update the Committee’s Charter and activities during the year on an annual basis, and as such shall be included in the Company’s Annual Proxy. The Committee will prepare a report for inclusion in the Company’s proxy statement for its annual meeting of shareholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues then required by the rules of the Securities and Exchange Commission.

M.	Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audits of the Company, as the Audit Committee may, in its discretion, determine to be advisable.

N.	Maintain written minutes of the Audit Committee meetings and as such shall be approved by each member of the Audit Committee.

A-2

SARNIA CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 29, 2000

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby authorizes Michael Markels, Jr. and Benjamin M. Rawls, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Common Stock of Sarnia Corporation (the “Company”), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices, 6850 Versar Center, Springfield, Virginia, on Wednesday, November 29, 2000 at 9:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated in each case, October 18, 2000. All other proxies heretofore given by the undersigned to vote shares of the Company’s Common Stock are expressly revoked.

      The shares represented by this proxy will be voted as described on the reverse hereof by the Stockholder. If not otherwise directed, this proxy will be voted FOR the nominees for director listed in proposal 1 and FOR the proposal referred to in Item 2 on the reverse side.

(Continued, and to be signed and dated on the reverse side)

SARNIA CORPORATION

P.O. BOX 11081

NEW YORK, N.Y. 10203-0081

Detach Proxy Card Here

(1) Election of Directors	VOTE FOR all nominees listed below.	WITHHOLD authority to vote for all nominees listed below.	*EXCEPTIONS

Nominees: Benjamin M. Rawls, James N. Schwarz, Thomas Holz and Michael Markels, Jr.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exception______________________________________________________________

(2) Ratification of the appointment of Arthur Andersen as independent accountants for fiscal year 2001.

FOR	AGAINST	ABSTAIN

(3) In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting.

Change of Address and or Comments Mark Here

Please sign exactly as your name appears below. If you are signing for the Stockholder, please sign the Stockholder’s name, your name and state the capacity in which you are signing.

Dated:_________________________________, 2000

___________________________________________

___________________________________________ (Signatures)

PLEASE INDICATE VOTES X (X) IN BLACK OR BLUE INK.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope